UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CASELLA WASTE SYSTEMS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Jeffrey A. Stein	Keith E. Gottfried, Esq.
Wilmer Cutler Pickering Hale and Dorr LLP	Morgan, Lewis & Bockius LLP
60 State Street	1111 Pennsylvania Avenue, N.W.
Boston, Massachusetts 02109	Washington, DC 20004-2541
(617) 526-6000	(202) 739-5947

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Casella Waste Systems, Inc., a Delaware corporation (“Casella” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from its stockholders in connection with its 2015 Annual Meeting of Stockholders to be held on Friday, November 6, 2015, and at any and all adjournments or postponements thereof (the “2015 Annual Meeting”). On September 22, 2015, Casella filed with the SEC its definitive proxy statement and accompanying definitive WHITE proxy card in connection with its solicitation of proxies to be used at the 2015 Annual Meeting.

Investor Presentation Made Publicly Available on October 20, 2015

Attached hereto is an investor presentation that Casella is making publicly available, beginning on October 20, 2015, to stockholders and proxy advisory firms with respect to the 2015 Annual Meeting. The presentation outlines Casella’s strategic priorities and the actions the Casella Board of Directors is taking to fulfill those priorities and why the Casella Board of Directors unanimously recommends that stockholders vote the WHITE proxy card in favor of its highly qualified and experienced nominees, and not support JCP Investment Partnership, LP (“JCP”) in its attempt to elect two opposing director candidates. This investor presentation is being filed herewith because it may be deemed to be solicitation material in connection with Casella’s solicitation of proxies to be used at the 2015 Annual Meeting. As previously announced, JCP and the other participants in its solicitation are pursuing a proxy contest to elect two nominees to the Casella Board of Directors at the 2015 Annual Meeting.

Important Information And Where To Find It

Casella, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Casella’s stockholders in connection with the matters to be considered at Casella’s 2015 Annual Meeting of Stockholders. On September 22, 2015, Casella filed a definitive proxy statement and accompanying definitive WHITE proxy card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from Casella stockholders in connection with the matters to be considered at Casella’s 2015 Annual Meeting of Stockholders. Information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in such definitive proxy statement, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY CASELLA WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the definitive proxy statement, any amendments or supplements to the definitive proxy statement, the accompanying definitive WHITE proxy card, and any other documents filed by Casella with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at the Investor Relations section of Casella’s corporate website at www.casella.com, by writing to Casella’s Corporate Secretary at Casella Waste Systems, Inc., 25 Greens Hill Lane, Rutland, VT 05701, or by calling Casella’s Corporate Secretary at (802) 772-2257.

Casella Waste Systems, Inc. Investor Presentation October 2015

and other targets; landfill operations and permit status may be affected by factors outside our control; we may be required to incur capital expenditures in excess of our estimates; fluctuations in energy pricing or the commodity pricing of our recyclables may make it more difficult for us to predict our results of operations or meet our estimates; actions of activist investors and the cost and disruption of responding to those actions; and we may incur environmental charges or asset impairments in the future. There are a number of other important risks and uncertainties that could cause our actual results to differ materially from those indicated by such forward-looking statements. These additional risks and uncertainties include, without limitation, those detailed in Item
1A, “Risk Factors” in our Form 10-KT for the transition period ended
December 31, 2014 and in our Form 10-Q for the quarterly period ended
June 30, 2015.
We undertake no obligation to update publicly any forward-looking statements whether as a result of new information, future events or otherwise, except as required by the federal securities laws.
Safe harbor statement
Certain matters discussed in this presentation are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995.
These forward-looking statements can generally be identified as such by the context of the statements, including words such as “believe,”
“expect,” “anticipate,” “plan,” “may,” “would,” “intend,” “estimate,”
“guidance” and other similar expressions, whether in the negative or affirmative. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s beliefs and assumptions. We cannot guarantee that we actually will achieve the plans, intentions, expectations or guidance disclosed in the forward-
looking statements made. Such forward-looking statements, and all phases of our operations, involve a number of risks and uncertainties, any one or more of which could cause actual results to differ materially from those described in our forward-looking statements. Such risks and uncertainties include or relate to, among other things: adverse weather conditions that have negatively impacted and may continue to negatively impact our revenues and our operating margin; current economic conditions that have adversely affected and may continue to adversely affect our revenues and our operating margin; we may be unable to increase volumes at our landfills or improve our route profitability; our need to service our indebtedness may limit our ability to invest in our business; we may be unable to reduce costs or increase pricing or volumes sufficiently to achieve estimated Adjusted EBITDA

Casella Waste Systems

Casella’s strategies are driving improved stockholder value
Redirected strategy and reconstituted management team in
Dec 2012 -
which has resulted in improved financial performance.
•
Execution of key strategies has driven improved financial performance, reduced risk exposure, increased cash flows, and reduced leverage.
•
Stock price up significantly since Dec 2012 with this clear execution.
•
Continue to execute against long-term plan to drive additional stockholder value.
Independent Board leadership and oversight aligned with the interests of long-term stockholders
•
Added 2 new highly-qualified independent directors with extensive waste management industry experience in the past 4 months.
•
Enhanced corporate governance practices to be more consistent with best practices.
In contrast, JCP does not have a plan to increase shareholder value, nor do the JCP nominees have relevant experience to add value to
Casella’s Board.

Casella Waste Systems 4 Business Overview

Casella Waste Systems

Casella Waste Systems -
Overview
Casella provides integrated solid waste, recycling and resource services.
•
$535.8 mm of revenues for LTM ended 6/30/15.
•
Integrated operations located in six northeast states.
•
Emphasis on waste solutions, landfills, recycling and customer solutions.
Focused on providing customers with waste and resource solutions.
•
Waste and resource assets are well positioned in the northeast.
•
Robust transfer network allows us to
effectively move waste and recyclables
to our disposal & processing facilities.
•
Provide customers with value-added
resource solutions through our
Recycling, Organics, and
Customer Solutions operations.

Casella Waste Systems

35 Collection Operations
18 Recycling Facilities
10 Disposal Facilities
(1)
4 Landfill Gas-to-Energy
44 Transfer Stations
Casella Service Area
Note: Total disposal capacity includes permitted and permittable airspace estimates at each site as of December 31, 2014.
(1)
Includes nine Subtitle D landfills and one landfill permitted to accept construction and demolition materials.
(2)
Annual capacity does not reflect the 1.5 million tons per year rail permit at McKean LF.
Hakes LF
462k tons/yr
4.0mm tons capacity
Chemung LF
200.5k tons/yr
6.8mm tons capacity
Hyland LF
312k tons/yr
14.6mm tons capacity
Clinton LF
175k tons/yr
15.7mm tons capacity
WasteUSA LF
600k tons/yr
14.4mm tons capacity
NCES LF
No annual cap
1.8mm tons capacity
Juniper Ridge LF
No annual cap
23.8mm tons capacity
Southbridge LF
405k tons/yr
7.0mm tons capacity
Ontario LF
918k tons/yr
12.8mm tons capacity
McKean LF
(2)
312k tons/yr
2.1mm tons capacity
Company Overview

Casella Waste Systems

Strong execution of key strategies since Dec 2012
(1)
Excludes low priced soils at the Worcester landfill closure project.
Strategic Focus since Dec 2012
Results
#1
–
Strengthening
management
team
•
New President/COO and CFO in Dec 2012
#2
-
Sourcing
incremental
landfill
volumes
•
Annual
Landfill
volumes
up
+716k
tons
since
FY
2013
(1)
•
Annual
Disposal
AEBITDA
up
+$15.8mm
since
FY
2013
(1)
#3
-
Driving
additional
profitability
of
collection operations
•
Pricing programs continue to drive value; with Residential
& Commercial pricing up +4.3% in Q2 2015
•
Focused on operational efficiency programs
#4
-
Executing
Eastern
Region
strategy
•
AEBITDA margins up from 15.0% LTM 10/31/12 to
over 22% LTM 6/30/15
•
Repositioned assets and improved operations
New municipal contracts; MSW permit at Juniper
Ridge LF; expanded Southbridge LF; sold
BioFuels; acquired BBI; sold Maine Energy
#5
-
Reducing
business
risk
•
Sold non-core, non-performing operations (Maine
Energy, BioFuels, GreenFiber, CARES assets)
•
Changed fiscal year end to better match business cycle
•
Refinanced Revolver in Feb 2015 (new maturity 2020)

Casella Waste Systems
Results since FY 2013:
•
Revenue growth +$80.5mm (or +17.7%)
mainly
driven
by
Disposal
(+$39.7mm)
(2)
,
Collection (+$23.6mm), and Customer
Solutions (+$18.2mm).
•
Adj. EBITDA up +$12.5mm (or +14.2%)
mainly driven by higher landfill volumes and
strategic execution.
•
Landfill tons up +716k annually (or +20.1%),
while
increasing
pricing
by
+2.5%.
(3)
•
Residential and Commercial collection price
increases accelerating (up +4.3% in Q2 2015).
8
Results up significantly on strategic execution
Revenue ($mm)
Adj. EBITDA ($mm) & Margin
(1)
$535
to
$525
$107
to
$103
(4)
(4)
2015
Guidance
FYE
4/30/13
FYE
4/30/14
CYE
12/31/14
LTM
6/30/15
____________________
(1)
Please refer to the appendix for further information and a reconciliation of Adjusted EBITDA and Adjusted
EBITDA Margin to the most directly comparable GAAP measure, which is net loss. Net loss for the periods presented above was ($54.5mm) for the fiscal year ended 4/30/13, ($27.4mm) for the fiscal year ended
4/30/14, ($29.1mm) for the calendar year ended 12/31/14 and ($12.2mm) for the twelve months ended
June 30, 2015.
(2)
Disposal Revenue includes Worcester landfill.
(3)
Excludes low-priced soils at the Worcester landfill closure project.
(4)
CY 2015 Guidance as reaffirmed on 10/19/15.
$455.3
$497.6
$525.9
$535.8
FYE
4/30/13
FYE
4/30/14
CYE
12/31/14
LTM
6/30/15
2015
Guidance
$87.8
$95.1
$96.8
$100.3
19.3%
19.1%
18.4%
18.7%
19.8%

Casella Waste Systems
~74%
revenues
in
Solid
Waste.
•
Solid Waste consists of integrated collection,
transfer, landfill, energy, and processing.
•
Margin improvement driven by higher landfill
tons, pricing, cost efficiencies, and asset
repositioning.
•
Target Adj. EBITDA margins > 27% in 2018.
~26% revenues in Resource Solutions.
(1)
•
Resource Solutions consists of recycling,
organics, and Customer Solutions operations.
•
Recycling margins down on lower commodity
pricing; working to improve with SRA Fee,
contract resets, and operating efficiencies.
•
Organics margins flat; low margin, high return
business.
•
Customer Solution margins up on Industrials
growth and higher G&A leverage.
9
Solid Waste operations driving improving margins
(1)
Resource Solutions includes revenues derived from the Recycling, Organics, and Customer Solutions business units; disclosed as the Recycling and Other segments.
FYE
4/30/13
FYE
4/30/14
CYE
12/31/14
LTM
6/30/15
Collection
43.3%
Disposal
27.6%
Energy &
Processing
2.8%
Recycling
8.9%
Organics
7.4%
Customer
Solutions
10.0%
24.0%
24.6%
24.5%
25.2%
LTM 6/30/15 –
Revenue Splits
(1)
Solid Waste Adjusted EBITDA Margins

Casella Waste Systems
Strategic plan expected to drive significant shareholder value

Management focused in key areas to increase free cash flow and to reduce debt leverage:
Creating incremental value through Resource Solutions
3
1
Increasing landfill returns
2
Driving additional profitability in collection operations
Improving balance sheet and reducing risk
4

Casella Waste Systems
Strategic plan expected to drive significant shareholder value
Plan focused on improving Free Cash Flow and reducing debt leverage:
CY 2015
Guidance Range
(1)
CY 2018
Financial Targets
Revenues
$525mm
to $535mm
CAGR 1.7%
to 2.6%
Adjusted
EBITDA
(2)
$103mm
to $107mm
$122mm
to $132mm
Free Cash Flow
(2)
$15mm
to $19mm
$30mm
to $40mm
Total Debt-to-EBITDA
(3)
N/A
3.25x to 3.75x
Capital
Expenditures
$45mm
to $48mm
(8.6% to 9.0% of revenues)
8.7% to 9.5% of
revenues
____________________
(1)
CY 2015 Guidance as reaffirmed on 10/19/15.
(2)
Adjusted EBITDA and Free Cash Flow as defined in the appendix reconciliation.
(3)
Total Debt-to-EBITDA as defined as “Consolidated Leverage Ratio” in the Company’s Loan & Security Agreement dated as of 2/27/15 (“ABL Revolver”).

Casella Waste Systems
Adjusted EBITDA Bridge ($mm)

Strategic initiatives expected to drive profitable growth
$132 to
$122
$87.8
$95.1
FYE
4/30/13
FYE
4/30/14
2015
Guidance
2018
Target
•
Eastern LF price
(+350bps/yr in
excess of CPI)
•
Western LF volumes
(+200k to +400k
tons/yr)
•
Focus on operating
efficiencies
•
Improve margins by
+80 to +120bps/yr
•
Focus on pricing,
operating efficiencies
and selling/swapping
under-performing
routes
•
Recycling focus on
driving returns (SRA
fee, increased 3
rd
party tipping fees,
and efficiencies)
•
Customer Solutions
focus on industrial
services growth
•
Unidentified
downsides to
projections
+$10 to +$18
+$11 to +$15
+$6 to +$7
($10) to ($13)
#1 -
Landfills
#2 -
Collection
#3 -
Resource Solutions
Other
$107 to
$103
Upsides
not
included
in
plan:
•
McKean landfill rail infrastructure
•
Recovery of C&D
•
Recovery of commodity pricing
(recycling or energy)
•
Additional
landfill
volumes
in
East
•
Landfill permit expansions

Casella Waste Systems
Landfill Highlights:
•
Casella controls 10 landfills in strategic locations
across the Northeast.
•
Total
disposal
capacity
~103
mm
tons.
(2)
•
Total annual landfill volumes up +716k tons
(or +20.1%) since FY 2013.
•
Roughly 0.5mm tons of excess annual
permitted capacity at 6/30/15.
•
Average price per ton up +4.9% in Q2 2015,
with strong pricing in Eastern Region (+6.2%).
13
Annual Landfill Volumes (mm Tons) and
Average
Price
per
Ton
(1)
(1)
Annual Landfill Disposal Volumes includes amortizable and non-amortizable tons, excludes low-priced soils at the Worcester landfill closure project.
(2)
Includes both permitted and permittable
airspace at landfills.
3.6
3.9
4.2
/ton
1
Increasing landfill returns
1.5
2.8
4.3
$29.48
$29.89
$29.62
$30.22
FYE
4/30/13
FYE
4/30/14
CYE
12/31/14
LTM
6/30/15
Western Region
Eastern Region

Casella Waste Systems

Strategy capitalizes on improving market and asset positioning to further improve landfill returns.
•
Eastern Region –
focus on pricing; capacity constraints provide tailwind. Goal to increase pricing +350bps/yr in excess of inflation.
•
Western Region –
focus on maximizing capacity utilization; high margin incremental tons.
Goal to increase annual tons by +200k to +400k tons/yr.
Market dynamics are improving across our footprint area.
•
Disposal site closures (and expected closures) are creating a supply-demand imbalance.
•
Within our footprint, roughly 1.5mm tons/yr of disposal capacity has closed since Dec 2012, and an additional 1.3mm tons/yr is expected to permanently close in the next couple years, offset by 0.4mm tons/yr of new disposal capacity (= net closure of 2.4mm tons/yr).
•
NYC Dept of Sanitation contracts expected to shift roughly +1.0mm tons/yr of additional waste to competitor landfills in upstate NY (reducing excess capacity in market).
•
Tullytown
closure in Eastern PA expected to remove over 2.5mm tons/yr of landfill capacity.
1
Increasing landfill returns -
continued

Casella Waste Systems
Note:  Total disposal capacity includes permitted and permittable airspace estimates at each site as of December 31, 2014.
(1)
Annual capacity does not reflect the 1.5mm tons per year rail permit at McKean LF.
2
2
3
3
4
4
1
1
Fall River LF
376k tons/yr,
Closed 2014
Disposal market dynamics are shifting
15
Hyland LF
312k tons/yr
14.6mm tons capacity
Clinton LF
175k tons/yr
15.7mm tons capacity
WasteUSA LF
600k tons/yr
14.4mm tons capacity
NCES LF
No annual cap
1.8mm tons capacity
Juniper Ridge LF
No annual cap
23.8mm tons capacity
Southbridge LF
405k tons/yr
7.0mm tons capacity
Ontario LF
918k tons/yr
12.8mm tons capacity
McKean LF
(1)
312k tons/yr
2.1mm tons capacity
Moretown LF
286k tons/yr,
Closed 2013
Claremont WTE
73k tons/yr,
Closed 2013
MERC WTE
300k tons/yr,
Closed 2012
PERC WTE
300k tons/yr
PPA expires 2017
Granby
LF
-
235k
tons/yr,
Closed
2014
S.
Hadley
LF
–
156k
tons/yr,
Closed
2014
Barre
LF
-
94k
tons/yr,
Closing
2015
Northampton
LF
–
50k
tons/yr,
Closed
2013
Chicopee
LF
-
365k
tons/yr,
Closing
2018
2
2
1
1
3
3
4
4
5
5
5
5
Albany LF
275k tons/yr
Closing 2016
Rockland
45k tons/yr,
Closing 2015
Dunn LF
~300k tons/yr
New 2015
Finch LF
130k tons/yr
New 2014
Disposal market in Northeast is contracting…
Chemung LF
200.5k tons/yr
6.8mm tons capacity
Hakes LF
462k tons/yr
4.0mm tons capacity
Wallingford WTE
130k tons/yr
Closed 2015
Taunton LF
120k tons/yr
Closing 2018
NYC Dept of Sanitation
•
10k
–
12k
tons
per
day.
•
Building 4 marine transfer
stations to transload waste to rail
(1 operational in early 2015).
•
Expect an additional 1.0m tons/yr
to be disposed in NY.
18 Recycling Facilities
10 Disposal Facilities
35 Collection Operations
Other disposal sites (closed)
Expected NYC waste flows
10 Disposal Facilities
4 Landfill Gas-to-Energy Facilities
2 New Disposal Facilities online
Tullytown
LF
2.5mm tons/yr,
Closing 2017
Other disposal sites (potential to close)
Allegany LF
55k tons/yr
Closing 2016
Big Run LF
775k tons/yr,
Rail to cease 2016

Casella Waste Systems
Massachusetts
6.3
5.6
Disposal
Capacity
(tons in mm)
5.0
New York
4.4
4.5
Disposal Capacity
(tons in mm)
4.2
Vermont, New Hampshire & Maine
16.5
16.6
16.6
Service Area
10 Landfills
4 Landfill Gas-to-Energy
Disposal Capacity
(tons in mm)
16
Note: Data collected from active landfill and waste to energy facilities from State Annual Facility Reports in October 2014
…creating a supply-demand imbalance
(0.4)
5.0
5.3
5.4
1.3
0.3
2012
2015
2018
Excess
Tons Disposed
Shortfall
(0.2)
3.7
4.2
4.4
0.7
0.3
2012
2015
2018
Excess
Tons Disposed
Shortfall
13.6
14.6
15.4
2.9
2.0
1.2
2012
2015
2018
Excess
Tons Disposed

Casella Waste Systems
22.4%
20.8%
20.2%
22.2%
FYE
4/30/13
FYE
4/30/14
CYE
12/31/14
LTM
6/30/15
Strategies to improve Collection
margins by +80 to 120bps/yr:
1)
Pricing over inflation;
2)
Operating efficiencies; and
3)
Selling or swapping under-performing
routes or operations.
17
Collection
Adjusted
EBITDA
Margins
(1)
(1)
Collection Adjusted EBITDA margins on a last 12 months basis.
Driving additional profitability in collection operations
2

Casella Waste Systems
FYE
4/30/13
FYE
4/30/14
CYE
12/31/14
LTM
6/30/15
(1) Focus on pricing discipline.
•
Residential and commercial pricing
up +4.3% YOY in Q2 2015.
•
Centralized pricing strategy with a decentralized
sales model focused on pricing execution and
quality of revenues.
•
Launched an SRA fee in Q2 2015 to offset
lower recycling commodity values.
•
Launched an Environmental Fee on temporary
roll-off services in Q3 2015.
•
The roll-off market has shown early signs of
rebounding, with growth in select markets.
18
Collection Price
Driving
additional
profitability
in
collection
operations
-
continued
2
Residential &
Commercial
Price
Collection
Price
1.0%
1.3%
1.6%
2.3%
2.0%
1.9%
2.1%
2.9%

Casella Waste Systems
73.4%
75.1%
75.6%
73.8%
19
2
Driving additional profitability in collection operations –
continued
Collection Cost of Operations as
% of Revenues
(1)
FYE
4/30/13
FYE
4/30/14
CYE
12/31/14
LTM
6/30/15
(2) Focus on operating efficiencies.
•
Cost of Operations as a % of revenues
down -350bps YOY in Q2 2015.
•
Route profitability –
improving routing
efficiency with new routing tools, marketing
improving density, equipment choice.
•
Fleet optimization -
implementing fleet plan to
standardize fleet selection, reduce
maintenance costs, reduce spare ratios, and
solve lingering fleet issues.
•
Reducing volatility by locking in roughly 45%
of fuel at fixed forward prices.
(3) Focus on selling or swapping
under-performing routes.
•
Sold low-margin hauling routes for $0.9mm in
total proceeds during Q2 2015.
•
Completing review for additional opportunities.
(1)
Collection Cost of Operations as a % of Collection Revenues on a last 12 months basis.
-180bps

Casella Waste Systems
Zero-Sort
®
Recycling
•
Casella operates 6 Zero-Sort MRFs in our integrated footprint.
•
Mature facilities operating at ~95% of capacity; new Lewiston, ME MRF online in Q2 2015.
•
Recycling volumes up +10.8% YOY for LTM ended 6/30/15.
(1)
•
Reshaping business to reduce commodity risk and improve returns through: higher tipping fees, SRA fee (+$4.9mm when fully implemented in Q1 2016), operating efficiencies, and contract resets (expect to complete ~50% in next 12 months).
Customer Solutions
•
Resource solutions for Industrial, Municipal, Institutional, and multi-location Retail customers.
•
Growth opportunities in the Industrial segment (lower margins with high FCF).
•
CS revenues up +16.3% YOY for LTM ended 6/30/15.
Casella Organics
•
Business model is primarily focused on transforming Biosolids into renewable products for fertilization and landscaping.
•
Working with partners to transform source separated organics into energy or compost.
20
3
Creating incremental value through Resource Solutions
(1)
Shipped tons from MRFs on a “same store basis” .

Casella Waste Systems
Focused over last 2 ½ years on reducing risk, improving the balance sheet, and increasing cash flows:
•
Dec
2012
–
sold
Maine
Energy
for
$6.7mm;
eliminated
negative
cash
flow
operation.
(1)
•
July 2013 –
sold BioFuels
for $2.0mm; eliminated negative cash flow operation.
•
Dec 2013 –
sold 50% stake in US GreenFiber resulting in $3.4mm net cash proceeds;
eliminated
non-integrated,
negative
cash
flow
operation.
(2)
•
Dec 2014 –
completed environmental remediation and closure at three sites.
•
Feb 2015 –
refinanced Senior Secured Revolver with new ABL Revolver (LIBOR +225bps);
moved out maturities 5-yrs and increased financial flexibility.
•
Mar 2015 –
sold CARES assets and wholly-owned assets/real estate for $3.1mm net cash proceeds; eliminated non-integrated, negative cash flow operation.
•
Jun 2015 –
sold low-margin hauling routes for $0.9mm in total proceeds.
21
(1)
Maine Energy sold for $6.7mm to the City of Biddeford, ME, with the purchase price to be paid in equal annual payments over 20 years. As part of the transaction, Casella dismantled the facility and remediated the site.
(2)
US GreenFiber sold for $18.0mm gross proceeds, with $3.4mm net proceeds for Casella’s 50% equity interest.
Improving balance sheet and reducing risk
4

Casella Waste Systems
Disciplined capital strategy driving
down capital expenditures.
•
Hurdle rates increased to reduce risk and
improve return on invested capital.
•
Capital expenditures also down due to the
sale/closure of under-performing assets.
Capital Expenditures estimated at
8.6% to 9.0% of CY 2015 revenues.
•
74% revenues in integrated Solid Waste and
26% in Resource Solutions (recycling,
organics, Customer Solutions, and other).
•
Solid Waste CapEx at roughly 11.0% as a
% of segment revenues for CY 2015 (in-line
with industry average spend).
•
Resource Solutions CapEx at roughly 4.0% as
a % of revenues for CY 2015.
22
Focus on capital discipline driving down capital expenditures
Capital Expenditures as % of revenues
Capital Expenditures ($mm)
Growth
CapEx
(2)
____________________
(1)
CY 2015 Guidance as reaffirmed on 10/19/15.
(2)
Growth capital expenditures as defined in the Appendix.
Solid Waste
Resource
Solutions
(1)
(1)
$45
to
$48
Total
8.6%
to 9.0%
$41.1
$38.6
$53.5
$48.7
$12.2
$4.7
$13.8
$11.6
FYE
4/30/13
FYE
4/30/14
CYE
12/31/14
LTM
6/30/15
2015
Guidance
14.6%
10.1%
15.4%
13.6%
3.0%
4.4%
5.4%
4.7%
11.0%
4.0%
11.7%
8.7%
12.8%
11.2%
FYE
4/30/13
FYE
4/30/14
CYE
12/31/14
LTM
6/30/15
2015
Guidance

Casella Waste Systems
Paid down $18.7mm of debt and reduced
debt
leverage
by
-0.35x
in
Q2
2015.
(1)
•
Borrowing
Availability
$58.8mm
on
6/30/15.
(3)
•
Plan to further pay down debt and reduce leverage
through the remainder of 2015.
Next major debt maturity is the 7.75%
Senior Sub Notes due Feb 2019.
•
New $190mm ABL Revolver (due Feb 2020)
creates additional financial flexibility.
•
ABL Revolver allows prepayment of Senior Sub
Notes with excess cash (enabling repayment of our
highest cost debt, 7.75% interest rate).
•
Continue to add tax-exempt SW Disposal Revenue
bonds to capital structure to reduce cost of long-
term debt (~17% of debt).
(2)
23
Capital structure provides runway and flexibility to execute strategy
Total Debt ($mm)
Total Debt-to-EBITDA
(1)
____________________
(1)
Total
Debt-to-EBITDA
as
defined
as
“Consolidated
Leverage
Ratio”
in
the
Company’s
Loan
&
Security
Agreement dated as of 2/27/15 (“ABL Revolver”); as reconciled in the Appendix.
(2)
As of 6/30/15, $77.0mm of SW Disposal Revenue bonds; closed $15.0mm FAME bond offering on 8/27/15.
(3)
As of 6/30/15, our Borrowing Availability under the ABL Facility was calculated as a borrowing base of
$150.4mm, less revolver borrowings of $64.7mm, less outstanding irrevocable letters of credit totaling
$27.0mm, at which date no amount had been drawn.
4/30/13
4/30/14
12/31/14
6/30/15
4/30/13
4/30/14
12/31/14
6/30/15
87% Fixed
Rate Debt
$500.0
$509.5
$537.0
$529.9
5.37 x
5.04 x
5.42 x
5.08 x

Casella Waste Systems
Focused on improving Free Cash Flow:
•
Free Cash Flow +$10.8mm YTD 6/30/15.
•
Strategic actions taken since Dec 2012 have
reduced risk and improved free cash flows.
•
Plan to use excess cash to repay high cost
debt, along with select strategic tuck-in
acquisitions or investments.
•
Driving higher FCF through operating cash
flows, lower interest costs, and maintaining
strict capital discipline.
•
Tax loss carryforwards will help to accelerate
delevering
(as of 12/31/14, $89.5mm of
Federal NOLs and tax credits).
(3)
24
Strategic execution driving higher Free Cash Flows
Free Cash Flow ($mm)
(1), (2)
Free
Cash
Flow
Yield
(as
%
of
revenues)
(2)
$15 to $19
+$10.8mm
YTD 6/30/15
$30 to $40
3% to 4%
5% to 7%
____________________
(1)
See attached appendix for further information and for a reconciliation of Free Cash Flow to net cash provided by operating activities, which is the most directly comparable GAAP measure. Net cash provided by operating activities for the periods presented above was $43.9mm for the fiscal year ended 4/30/13, $49.6mm for the fiscal year ended 4/30/14, $62.2mm for the calendar year ended 12/31/14 and $63.6mm for the twelve months ended June 30, 2015.
(2)
CY 2015 Guidance as reaffirmed on 10/19/15; CY 2018 Financial Targets as presented on 8/11/15.
(3)
Total tax carryforwards include $83.1mm of Federal NOLs and $6.4mm of Federal tax credits; total tax carry forwards exclude $100.4mm of State NOLs.
$(12.2)
$1.3
$(9.7)
$3.0
FYE
4/30/13
FYE
4/30/14
CYE
12/31/14
LTM
6/30/15
2015
Guidance
2018
Financial
Targets
-2.7%
0.3%
-1.8%
0.6%
FYE
4/30/13
FYE
4/30/14
CYE
12/31/14
LTM
6/30/15
2015
Guidance
2018
Financial
Targets

Casella Waste Systems

CWST 2015 stock price gains reflect strong execution of strategic plan
CWST Stock Price (2015 YTD)
(1)
(1)
CWST stock price through 10/19/15.
Announced TP 2014 results
•
Revenues up +8.3% YOY
•
Adj. EBITDA up +2.4% YOY
•
Successfully completed
planned asset repositioning
•
Refinanced Senior Secured
Credit facility
$4.12
$6.13
YTD up +48.8%
or +$2.01/sh
Announced Q1 2015 results
•
Revenues up +3.0% YOY
•
Adj. EBITDA up +7.9% YOY
Jim
O’Connor
joins
Board
Bill Hulligan
joins Board
Announced Q2 2015 results
•
Revenues up +4.7% YOY
•
Adj. EBITDA up +8.4% YOY
•
$18.7mm of debt repaid
JCP files 13D announcing
intention to nominate
Directors for election at
2015 Annual Meeting
$3.00
$4.00
$5.00
$6.00
$7.00
1/2/2015
3/2/2015
5/2/2015
7/2/2015
9/2/2015
Announced refreshed multi-year plan
and 2018 financial targets

Casella Waste Systems

CWST 2015 stock price gains far outpace the market and peer group
Stock Price (2015 YTD)
(1), (2)
(1)
Stock prices through 10/19/15.
(2)
Peer group comprised of Waste Management, Inc. (WM), Republic Services, Inc. (RSG), Waste Connections, Inc. (WCN), and Progressive Ltd. (BIN).
CWST up +48.8%
Peers up +5.4%
S&P500 down -1.2%
Our decisive actions to transform Casella and the success of our strategy are not going unnoticed . . .
80%
90%
100%
110%
120%
130%
140%
150%
160%
170%
1/2/2015
3/2/2015
5/2/2015
7/2/2015
9/2/2015

Casella Waste Systems

Q3 2015 preliminary financial results
Continued to execute well against our key strategies in Q3 2015 driving improved financial performance:
•
Revenues were $146.2mm, up $4.3mm (or +3.0%) year-over-year.
•
Operating Income was $12.7mm, up $2.1mm (or +19.5%) year-over-year.
•
Adjusted EBITDA
(1)
was $33.1mm, up $2.4mm (or +7.8%) year-over-year.
•
Free Cash Flow
(2)
was $0.8mm, up $7.0mm year-over-year.  Generated +$11.6mm of
Free Cash Flow year-to-date.
•
Solid Waste pricing up +2.9%, with residential and commercial collection pricing up +5.2%.
Permanently retired $9.7mm of our 7.75% Senior Subordinate Notes in
Q3 2015 using positive Free Cash Flow generated year-to-date.
•
Demonstrated our commitment to reduce leverage and accelerate Free Cash Flow generation by retiring our highest cost debt.
____________________
(1)
Please refer to the appendix for further information and for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, which is net income. Net income for the periods presented above was $1.2mm for the three months ended 9/30/14 and $2.3mm for the three months ended 9/30/15.
(2)
Please
refer
to
the
appendix
for
further
information
and
for
a
reconciliation
of
Free
Cash
Flow
to
net
cash
provided
by
operating
activities,
which
is
the
most
directly
comparable
GAAP
measure.
Net
cash
provided
by operating activities for the periods presented above was $14.8mm for the three months ended 9/30/14 and $16.6mm for the three months ended 9/30/15.

Casella Waste Systems

Casella’s value drivers…
Valuable integrated solid waste assets in
disposal limited Northeast markets.
Management focused on increasing Free
Cash Flow and reducing debt leverage.
Results demonstrate strong execution of plan.
Near term focus of team:
Improving landfill returns;
Driving profitability of collection operations;
Creating value through Resource Solutions;
Improving balance sheet & reducing risk.

Casella Waste Systems 29 Highly Qualified, Experienced, Engaged and Refreshed Board

Casella Waste Systems

Casella’s directors have excellent credentials
Board is composed of 9 highly qualified directors dedicated to serving the best interests of shareholders.
•
7 out of 9 directors are independent.
•
Only one member of management (CEO) on Board.
Casella’s Board balances the value of longevity of service with the value of new ideas and perspectives through the addition of new independent members.
•
4 independent directors have joined the Board since 2008, bringing fresh perspectives and relevant business experience to the Casella Board.
Directors have broad and diverse skill sets and experiences including:
•
Solid waste collection, recycling, disposal services, operations, accounting, finance, investment banking, mergers and acquisitions, capital markets, capital allocation, capital structure, risk management, IT, and strategic planning.

Casella Waste Systems
John W. Casella*
•
CEO of Casella
•
Close to 40 years of experience in the waste management industry
•
Member
of
numerous
industry
related
and
community
service-related
state
and
local
boards
and
commissions,
including
the
National
Recycling
Coalition,
Board
of
Directors
of
the
Associated
Industries
of
Vermont,
the
Association
of
Vermont
Recyclers,
the
Vermont
State
Chamber
of
Commerce,
and
the
Rutland
Industrial
Development
Corporation
Highly-qualified, experienced, engaged and refreshed Board
Douglas R. Casella
•
Founded Casella in 1975
•
President of Casella Construction, Inc.
•
Over 40 years of experience in the waste management industry
Michael K. Burke
Audit Committee, Nominations & Governance Committee
•
Member of the Casella Board since 2008
•
Former
CFO
of
a
number
of
publicly-traded
companies,
including
Landauer,
Inc.,
Albany
International
Corp.
and
Intermagnetics
General
Corporation
•
Former investment banking executive at CIBC Oppenheimer Corp.
James F. Callahan, Jr.
Audit Committee (Chair), Nominations & Governance Committee
•
Member of the Casella Board since 2003
•
Former Audit Partner at Arthur Andersen LLP
Joseph G. Doody
Compensation Committee (Chair)
•
Member of the Casella Board since 2004
•
Vice Chairman of Staples, Inc.
•
Former President of North American Commercial of Staples, Inc.
•
Previously spent more than 2 decades at Eastman Kodak Company where he held various senior management positions
•
Member of the Board of Directors of Paychex, Inc.
Emily Nagle Green
Compensation Committee
•
Member of the Casella Board since 2012
•
Former CEO of Smart Lunches, Inc., an online fresh meal delivery service
•
Former CEO and a member of the Board of Directors of Yankee Group
•
Former President and CEO of Cambridge Energy Research
William P. Hulligan*
Audit Committee
•
Member of the Casella Board since 2015
•
Over 40 years of experience in the waste management industry
•
Former
President
and
COO
of
Progressive
Waste
Solutions
Ltd.,
the
3
rd
largest
waste management company in North America
•
Former EVP of North America Operations of Waste Services, Inc.
•
Over 20 years at Waste Management, Inc. where he held various senior management positions, including EVP
•
Previous public company board experience (including waste management cos.)
James E. O’Connor*
Lead Independent Director, Compensation Committee
•
Member of the Casella Board since 2015
•
Over 40 years of experience in the waste management industry
•
Former Chairman and CEO of Republic Services, Inc.
•
Previously spent close to 30 years at Waste Management, Inc. where he held various senior management positions
•
Previous public company board experience (including waste management cos.)
Gregory B. Peters
Audit Committee, Compensation Committee,
Nominations and Governance Committee (Chair)
•
Member of the Casella Board since 1993
•
Co-founder North Atlantic Capital Corporation
•
Former General Partner of North Atlantic Capital Partners
•
Previously served as  managing general partner of Vermont Venture Capital
Partners, L.P.
•
Founder & Managing general partner of Lake Champlain Capital Management
*Standing for Election at 2015 Annual Meeting of Stockholders

Casella Waste Systems
Casella’s newest directors join a refreshed Board
2 new highly qualified independent directors, Messrs. Hulligan and
O’Connor, added in the past four months after a year-long process by the
Board to identify one or more new independent directors with strong industry experience to expand the depth and breadth of the Board.
•
Each have more than 40 years of waste management industry experience
•
Both are two of the most experienced, accomplished and admired individuals in the waste management industry
•
Both have public company board and leadership experience
•
Both have extensive senior management and governance experience at leading waste management companies and a track record of driving growth and stockholder value creation which will be extremely valuable to Casella
•
Both are well suited to make substantial contributions to Casella
•
Both
are
committed
to
acting
in
the
best
interests
of
ALL
stockholders
The appointments of Messrs. Hulligan and O’Connor reflect the Casella
Board’s commitment to recruit new independent, highly qualified directors with perspectives, experiences and competencies that expand the Board’s scope and depth.

Casella Waste Systems

Casella’s highly qualified 2015 Board nominees
•
Possesses close to 40 years of waste management industry experience building Casella and extensive operational and industry expertise relevant to our markets, most notably the regulatory, competitive and political sectors.
•
Understands
the
business
and
culture
–
has
devoted
his
entire
career
to
building
Casella
into
one
of
the
most
respected regional waste management companies in the United States.
•
One of the two largest individual stockholders in the Company.
•
Mr. Casella has been responsible for driving many of the strategic priorities that we believe have resulted in significant improvements in our financial and operating performance.
John W, Casella -
Director since 1993
Chairman & Chief Executive Officer of Casella Waste Systems
•
Industry veteran who brings over 40 years of waste management industry experience to the Board along with public company board experience.
•
Former Chairman and CEO of  Republic Services, a publicly-traded waste management company in North America, which, during his tenure, grew its annual revenues from $1.4 billion to $8 billion, making it one of the largest waste management companies in the world.
•
Member of the Board of Directors of Clean Energy Fuels Corp. and the Canadian National Railway Company
James E. O’Connor -
Director since 2015, Lead Independent Director
Retired Chairman & Chief Executive Officer of Republic Services, Inc.
•
Industry veteran who brings over 40 years of waste management industry experience to the Board along with public company board experience.
•
Helped to grow Waste Management, Inc.’s annual revenue from approximately $1 billion to more than $6 billion.
•
Has
served
as
a
member
of
the
Board
of
Directors
of
EarthCare
Company
and
OHM
Corporation,
publicly-traded
waste management companies.
William P. Hulligan -
Director since 2015
Former President and Chief Operating Officer of Progressive Waste Solutions

Casella Waste Systems 34 Governance Overview

Casella Waste Systems

Independent Board oversight and enhanced corporate governance
Independent Board leadership and oversight aligned with the interests of long-term stockholders.
•
7 out of 9 directors are independent.
•
Only one member of management (CEO) on Board.
•
Independent directors meet without management.
•
Highly-qualified and experienced Lead Independent Director (James E. O’Connor).
•
Casella Board members and executives beneficially own 9% of the outstanding shares of
Casella’s common stock.
Casella’s Board has demonstrated its commitment to enhancing corporate governance
to be more consistent with best practices.
•
Enhanced corporate governance practices further the ability of the Board and management to serve the long-term interests of stockholders.

Casella Waste Systems
Commitment to enhancing corporate governance practices
Recent corporate governance enhancements that serve the long-term interests of stockholders include:
•
Adopted a majority vote resignation policy for the election of directors in uncontested director elections;
•
Adopted stock ownership guidelines applicable to all executive officers who are required to file reports pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (which supplement an existing stock ownership policy that was already in place for Directors);
•
Adopted a policy restricting any hedging and pledging activities with respect to Casella’s securities, which is contained within Casella’s insider trading policy;
•
Adopted
a
compensation
clawback
policy
applicable
to
all
executives;
•
Adopted an amendment to Casella’s 2006 Stock Incentive Plan to provide that the Casella Board may not cancel in exchange for a cash payment any outstanding option with an exercise price per share above the then-current fair market value or take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the NASDAQ Stock Market; and
•
Adopted a policy providing that any new employment agreements to be entered into by Casella will not contain any provisions providing for gross-up payments for excise taxes paid under Section
4999 of the Internal Revenue Code of 1986, as amended.

Casella Waste Systems
Stringent review process for all related party transactions

Independent review and approval eliminates related party conflicts.
•
The Audit Committee has established specific procedures for all related party transactions.
•
All bidding projects over $500k require a minimum of 3 qualified bidders.
•
When
a
related
party
bids,
a
3
rd
-party
professional
engineer
opens,
compiles
and
tabulates
all
bids.
•
The project team evaluates these bids based on price, performance references, qualifications, experience, alternative bid items, proposed schedule, subcontractor’s qualifications, and adherence to
bid
specifications
and
makes
recommendations
to
the
CFO
and
President/COO
(executive
officers
who
are
not
affiliated
with
the
related
parties).
•
If a related party is selected, the CFO and President/COO must present the bids and a recommendation to the Audit Committee and the Independent Directors for approval.
•
Debt instruments require independent Board review and approval.
Independent bidding process ensures that Casella gets the best value while maintaining a diverse vendor base.
•
Over the last 3 years, Casella Construction, Inc. (“CCI”) has been selected to be contractor for
~33%
of
Casella’s
landfill
construction
projects,
following
the
stringent
process
described
above.
•
During this same period, Casella used 7 different general contactors on 15 construction projects.
Saved roughly 17% when CCI was selected for construction projects.
•
Over
the
last
10
years,
Casella
saved
approximately
$14
million
on
construction
projects
when
CCI was chosen as the lowest priced qualified bidder.

Casella Waste Systems JCP Proxy Contest 38

Casella Waste Systems

JCP is an activist investor who only first began accumulating their position in CWST on May 27, 2014.
•
Contrary to its SEC filings, JCP has not been a long-term investor in Casella.
JCP has no experience whatsoever in the waste management industry.
•
We do not believe that JCP’s experience in food-related business such as restaurants and convenience stores translates into the waste management industry.
•
JCP has yet to consistently demonstrate in any of its activist investments that it is a long-
term stockholder looking to work constructively to improve a company’s long-term prospects
JCP lacks a specific plan on how to enhance stockholder value and its nominees lack the relevant experience necessary to oversee our ongoing efforts to drive stockholder value.
•
JCP has not shared with Casella any suggestions for operational improvements, an alternative strategic plan or any specific ideas for improving Casella’s long-term prospects.
•
In fact, JCP states in its Definitive Proxy Statement dated September 29, 2015 that
“Our (JCP’s) nominees do not have any specific plans for the Company….”
•
In JCP’s October 2015 proxy materials, JCP indicates that it does not disagree with Casella’s business plan and that a vote for JCP’s nominees is not a vote against Casella’s plan.
JCP seeks to disrupt Casella’s strategic trajectory to pursue a self interested, undisclosed agenda

Casella Waste Systems

•
JCP refused to allow us to conduct in-person interviews of their proposed director candidates and would not allow them to complete our standard director questionnaires.
•
We made clear to JCP our willingness to consider a director proposed by them.
•
In response to our request for a settlement proposal, JCP sent us a lengthy list of demands that went far beyond us adding one additional independent director that we regarded as “overreaching” and demonstrating a lack of sincere interest in constructively working towards a settlement.
•
Our response letter to JCP
specifically stated that Casella “would like to find a
mutually agreeable solution that avoids a proxy contest at the 2015 Annual
Meeting.”
•
Since responding to JCP’s settlement proposal in August 2015 and indicating to them that we would like to find a mutually agreeable solution that avoids a proxy contest at the 2015 Annual Meeting, we have not heard further from JCP on a settlement framework.
We attempted to constructively engage with JCP to avoid a costly and distracting proxy contest

Casella Waste Systems
We
believe
JCP’s
nominees
lack
the
relevant
experience
necessary
to drive long-term stockholder value
Neither of JCP’s nominees have experience comparable to any of the members of the Casella Board that JCP is seeking to replace.
•
JCP’s nominees would not bring to Casella’s Board any relevant insights, perspectives, skills or competencies not already present among the current members of the Casella Board.
41
•
No public company board experience.
•
“Board experience” is limited to serving on the board of directors of his local country club.
•
No experience overseeing management, directly developing or implementing strategies to enhance long-term stockholder value or fulfilling the important fiduciary duties owed to stockholders by the directors of a public company.
•
No experience in the waste management industry, either as an executive or as a member of a board of directors.
•
Public company board experience has mostly been limited to food-related companies and an exploration stage
Canadian mining company that had its stock traded in the Over-the-Counter (OTC) market and ceased operations in 2013 after failing, during Mr. Pappas’ board tenure, to identify a suitable strategic option.
•
Claims to have held a “career with major investment banking firms,” but in fact was employed in investment banking for less than 3 years by two different firms, in each case as a junior-level investment banking analyst.
James C. Pappas (Age 34)
Brett W. Frazier (Age 60)

Casella Waste Systems
Casella’s Board and management team are driving stockholder value
Casella Board of Directors
Took decisive action to drive Casella’s strategic
execution, drive improved operating and financial
results, and enhance Casella’s long-term prospects.
Senior management team strengthened by promoting
Ed Johnson to the role of President & Chief Operating
Officer as well as promoting Ned Coletta to the role of
Chief Financial Officer.
Improved performance and reduced risk by divesting
or closing operations that did not fit within our core
strategy and by focusing management’s attention and
our resources on core operations.
Continuing focus on core operations, improving free
cash flow and reducing leverage.
Casella’s stock price has increased from $4.12 at the
beginning of the year to $6.13 as of October 19, 2015.
Board has been significantly refreshed with four
independent board members added since 2008,
including two waste management industry veterans
added in past four months.
Recently appointed James E. O’Connor as Lead
Independent Director.
Concrete action to enhance corporate governance
practices to be more consistent with best practices.
Has nominated three highly qualified nominees with
insights, experiences and competencies that are
central to Casella’s strategic priorities and the creation
of long-term stockholder value.
JCP
An activist investor which began accumulating its
current holdings in Casella in May 2014.
JCP’s nominees would not bring to the Casella board
any relevant experience, skills or competencies not
already present among current Casella board
members.
JCP admits that its nominees have no specific plans to
enhance value for shareholders.
JCP admits that they are not challenging Casella’s
business plan.
JCP nominee Brett Frazier has no public company
board experience.
JCP nominee James Pappas has no experience in the
waste management industry, either as an executive or
as a member of a board of directors and his public
company board experience has mostly been limited to
food-related companies and an exploration stage
Canadian mining company that had its stock traded in
the Over-the-Counter (OTC) market and ceased
operations in 2013 after failing, during Mr. Pappas’
board tenure, to identify a suitable strategic option.
Has nominated two candidates who we believe lack
the relevant experience necessary to drive Casella’s
strategic priorities and the creation of long-term
stockholder value.

Casella Waste Systems
This presentation may be deemed to be soliciting material in respect of the solicitation of proxies from stockholders in connection with Casella Waste Systems, Inc.’s 2015 Annual Meeting of
Stockholders. Casella, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Casella’s stockholders in connection with the matters to be considered at Casella’s 2015 Annual Meeting of Stockholders. On September 22,
2015,
Casella
filed
a
definitive
proxy
statement
and
accompanying
definitive
WHITE
proxy
card
with
the
Securities
and
Exchange
Commission
(“SEC”)
in
connection
with
the
solicitation of
proxies from Casella stockholders in connection with the matters to be considered at Casella’s
2015 Annual Meeting of Stockholders. Information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in such definitive proxy statement, including the schedules and appendices thereto.  INVESTORS AND STOCKHOLDERS
ARE
STRONGLY
ENCOURAGED
TO
READ
THE
PROXY
STATEMENT,
THE
ACCOMPANYING
WHITE
PROXY CARD AND OTHER DOCUMENTS FILED BY CASELLA WITH THE SEC CAREFULLY AND IN
THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT
INFORMATION. Stockholders may obtain the definitive proxy statement, any amendments or supplements
to
the
definitive
proxy
statement,
the
accompanying
definitive
WHITE
proxy
card,
and any other documents filed by Casella with the SEC for no charge at the SEC’s website at
www.sec.gov. Copies are also available at no charge at the Investor Relations section of Casella’s corporate website at www.casella.com, by writing to Casella’s Corporate Secretary at Casella
Waste Systems, Inc., 25 Greens Hill Lane, Rutland, VT 05701, or by calling Casella’s Corporate
Secretary at (802) 772-2257.

Important Additional Information

Casella Waste Systems Appendix 44

Casella Waste Systems

Reconciliation of Adjusted EBITDA
(1)
12 months ended
Non-GAAP
Reconciliation
of
Adjusted
EBITDA
to
Net
(Loss)
Income
($ in thousands)
2013
2014
2014
2015
Revenue
455,335
$
497,633
$
525,938
$
535,754
$
141,924
$
146,185
$
Net (loss) income
(54,463)
$
(27,404)
$
(29,136)
$
(12,169)
$
1,240
$
2,259
$
Loss on disposal of discontinued operations, net
-
378
-
-
-
-
Loss (income) from discontinued operations, net
4,480
(284)
-
-
-
-
(Benefit) provision for income taxes
(2,526)
1,799
1,340
1,423
229
198
Other expense (income), net
23,501
(436)
1,849
2,348
(286)
208
Interest expense, net
41,429
37,863
38,082
39,148
9,440
10,031
Gain on settlement of acquisition related contingent consideration
-
(1,058)
(1,058)
-
-
-
Loss (gain) from divestiture, acquisition and financing costs
1,410
144
(529)
(553)
-
-
Severance and reorganization costs
3,709
586
426
(4)
-
-
Environmental remediation charge
-
400
950
950
75
-
Development project charge
-
1,394
1,394
-
-
-
Divestiture transactions
-
7,455
7,455
(5,611)
-
-
Depreciation and amortization
56,576
60,339
61,206
60,421
15,787
16,385
Fiscal
year-end
transition
costs
-
-
538
538
336
-
Proxy contest costs
-
-
-
284
-
507
Tax settlement costs
679
-
-
-
-
-
Depletion of landfill operating lease obligations
9,372
9,948
10,725
10,046
3,066
2,660
Interest accretion on landfill and environmental remediation liabilities
3,675
3,985
3,606
3,484
829
868
-
Adjusted EBITDA
87,842
$
95,109
$
96,848
$
100,305
$
30,716
$
33,116
$
Adjusted EBITDA Margin (%)
19.3%
19.1%
18.4%
18.7%
21.6%
22.7%
3 months ended
Sept. 30,
Fiscal Year ended
April 30,
12 months ended
Dec. 31, 2014
June 30, 2015
Casella presents Adjusted EBITDA, a non-GAAP measure, because it considers it an important supplemental measure of its performance and believes it is frequently used by securities analysts, investors and other interested parties in the evaluation of Casella’s results. Management uses Adjusted EBITDA to further understand Casella’s “core operating performance.” Casella believes its “core operating performance” is helpful in understanding its ongoing performance in the ordinary course of operations. Casella believes that providing Adjusted EBITDA to investors, in addition to the corresponding income statement measures, affords investors the benefit of viewing its performance using the same financial metrics that the management team uses in making many key decisions and understanding how the core business and its results of operations have performed. Casella further believes that providing this information allows its investors greater transparency and a better understanding of its core financial performance. In addition, the instruments governing Casella’s indebtedness use EBITDA (with additional adjustments) to measure its compliance with covenants.
(1)

Casella Waste Systems
Non-GAAP Reconciliation of Free Cash Flow to Net Cash Provided by Operating Activities
($ in thousands)
2013
2014
2014
2015
Net Cash Provided By Operating Activities
43,906
$
49,642
$
62,158
$
63,601
$
14,818
$
16,641
$
Capital expenditures
(53,281)

(43,326)

(67,252)

(60,258)

(19,709)

(14,727)

Payments on landfill operating lease contracts
(6,261)

(6,505)

(5,440)

(5,339)

(1,491)

(1,531)

Proceeds from divestiture transactions
-

-

-

5,335

-

-

Proceeds from sale of property and equipment
883

1,524

815

626

111

377

Proceeds from property insurance settlement
-

-

-

546

-

-

Contributions from (distribution to) noncontrolling interest holders
2,531

-

-

(1,495)

-

-

Free Cash Flow
(12,222)
$
1,335
$
(9,719)
$
3,016
$
(6,271)
$
760
$
3 months ended
Sept. 30,
Fiscal Year ended
April 30,
12 months ended
Dec. 31, 2014
12 months ended
June 30, 2015
46
Reconciliation of Free Cash Flow
(1)
Casella presents Free Cash Flow, a non-GAAP measure, because it considers it an important supplemental measure of its performance and believes it is frequently used by securities analysts, investors and other interested parties in the evaluation of Casella’s results. Management uses Free Cash Flow to further understand Casella’s “core operating performance.” Casella believes its “core operating performance” is helpful in understanding its ongoing performance in the ordinary course of operations. Casella believes that providing Free Cash Flow to investors, in addition to the corresponding cash flow statement measures, affords investors the benefit of viewing its performance using the same financial metrics that the management team uses in making many key decisions and understanding how the core business and its results of operations have performed. Casella further believes that providing this information allows its investors greater transparency and a better understanding of its core financial performance.
(1)

Casella Waste Systems

Capital Expenditure detail
Capital Expenditure Detail
($ in thousands)
2013
2014
Total Growth Capital Expenditures
12,192
$
4,664
$
13,789
$
11,553
$
Replacement Capital Expenditures:
Landfill construction & equipment
29,617
24,019
23,216
19,506
Vehicles, machinery / equipment and containers
8,552
10,465
25,102
23,719
Facilities
2,254
3,170
3,605
3,318
Other
666
1,008
1,540
2,161
Total Replacement Capital Expenditures
41,089
38,662
53,463
48,704
Total Capital Expenditures
53,281
$
43,326
$
67,252
$
60,257
$
Fiscal Year ended
April 30,
12 months ended
Dec. 31, 2014
12 months ended
June 30, 2015

Casella Waste Systems

Reconciliation of Consolidated Leverage Ratio
Reconciliation of Consolidated EBITDA (as defined by ABL Revolver) to Net cash provided by operating activities
($ in millions)
2013
2014
Net cash provided by operating activities
43.9
$
49.6
$
62.2
$
63.6
$
Changes in assets and liabilities, net of effects of acquisitions and divestitures
(0.6)
9.2
(2.2)
(1.4)
Divestiture transactions
-
(7.5)
(6.9)
6.2
Gain on sale of property and equipment
0.4
0.8
0.5
0.2
Gain (loss) on sale of equity method investment
-
0.6
(0.2)
-
Loss on debt extinguishment
(15.6)
-
-
(0.5)
Stock based compensation and related severance expense, net of excess tax benefit
(2.4)
(2.4)
(2.3)
(2.5)
Development project charge
-
(1.4)
(1.4)
-
Impairment of investment
-
-
(2.3)
(2.3)
Loss on derivative instruments
(4.5)
(0.3)
(0.6)
(0.3)
Interest expense, less discount on long-term debt
40.9
37.9
38.2
39.2
Provision for income taxes, net of deferred taxes
1.0
0.2
0.2
0.6
Gain on settlement of acquisition related contigent consideration
-
1.1
1.1
-
EBITDA adjustment as allowed by the ABL Facility agreement
2.8
9.3
7.5
(2.9)
Other adjustments as allowed by the ABL Facility agreement
27.1
4.0
5.3
4.5
Minimum consolidated EBITDA
$          93.0
$        101.1
$                    99.1
$                   104.4
Total Debt
500.0
$
509.5
$
537.0
$
529.9
$
Consolidated Leverage Ratio (Total Debt-to-EBITDA)
5.37
5.04
5.42
5.08
Fiscal Year ended
April 30,
12 months ended
Dec. 31, 2014
12 months ended
June 30, 2015